UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

to Section 13 or 15(d) OF THE

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

CONYERS PARK III ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-40719	86-1451191
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

999 Vanderbilt Beach Road, Suite 601 Naples, FL	34108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 429-2211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	CPAAU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	CPAA	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On August 9, 2021, the Registration Statement on Form S-1 (File No. 333-257698) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Conyers Park III Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On August 12, 2021, the Company consummated the IPO of 35,000,000 units (the “Units”), which includes Units issued pursuant to the partial exercise of the underwriters’ option to purchase additional Units to cover overallotments. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $350,000,000. Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits of the Registration Statement:

●	an Underwriting Agreement, dated August 9, 2021, between the Company and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Warrant Agreement, dated August 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Letter Agreement, each dated August 12, 2021, by and between the Company, the Sponsor and each of the officers and directors of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any shares of Class A Common Stock held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and

●	an Investment Management Trust Agreement, dated August 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO proceeds and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Stockholder Rights Agreement, dated August 9, 2021, between the Company and the Sponsor and certain directors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such directors, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination and the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	an Administrative Support Agreement, dated August 12, 2021, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation; and

●	a Sponsor Warrants Purchase Agreement, dated August 9, 2021 (the “Sponsor Warrants Purchase Agreement”), by and between the Company and the Sponsor.

The above description are qualified in their entirely by reference to full text of the applicable agreement, each of which is incorporated by reference herein and hereto as Exhibits 1.1, 4.4, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, pursuant to the Sponsor Warrants Purchase Agreement, the Company consummated the private placement of 6,666,667 Warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $10,000,000. The Private Placement Warrants are substantially similar to the Public Warrants, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement and the issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On August 9, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 12, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.03. Amendments to Memorandum and Articles of Association.

On August 9, 2021, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Document Description
1.1	Underwriting Agreement between the Company and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC as representatives of the several underwriters
3.2	Amended and Restated Certificate of Incorporation
4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Letter Agreement between the Company and Conyers Park III Sponsor LLC, each of the officers and directors of the Company
10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Stockholder Rights Agreement between the Company, Conyers Park III Sponsor LLC and certain directors of the Company
10.4	Administrative Services Agreement between the Company and the Sponsor
10.5	Sponsor Warrants Purchase Agreement between the Company and Conyers Park III Sponsor LLC
99.1	Press Release, dated August 9, 2021
99.2	Press Release, dated August 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2021	CONYERS PARK III ACQUISITION CORP.

	By:	/s/ Brian K. Ratzan
	Name:	Brian K. Ratzan
	Title:	Chief Financial Officer

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